                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 17, 2002
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-17288                    75-2193593
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                (IRS
Employer of Incorporation)          File Number)               Identification No.)

               5847 San Felipe, Suite 900, Houston, TX         77057
        -----------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events.
            ------------

            On  January  17,  2002,  Tidel  Technologies,  Inc.  issued  a press release, set forth as Exhibit 99.1 to this Current Report, announcing its fourth quarter and 2001 fiscal year-end results.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits
            --------

            Exhibit No.    Exhibits
            -----------    --------

            99.1           Press Release of Tidel Technologies, Inc. dated
                           January 17, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Tidel Technologies, Inc.

Dated: January 17, 2002                         By:    /s/ Leonard Carr
                                                       ----------------------
                                                Name:  Leonard Carr
                                                Title: Senior Vice President